UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2010

Semi-Annual Report

Legg Mason

ClearBridge

Fundamental

All Cap Value

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Fundamental All Cap Value Fund

Fund objectives

The Fund seeks long-term capital growth. Current income is a secondary consideration.

Fund name change

Prior to March 1, 2010, the Fund was known as Legg Mason ClearBridge Fundamental Value Fund. The Fund’s investment objectives, policies and strategies have not changed as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Fundamental All Cap Value Fund for the six-month reporting period ended March 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Prior to March 1, 2010, the Fund was known as Legg Mason ClearBridge Fundamental Value Fund. On March 1, 2010, the Fund was renamed Legg Mason ClearBridge Fundamental All Cap Value Fund to better reflect the Fund’s multi-cap approach. The Fund’s investment objectives, policies and strategies have not changed as a result of the name change.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

Legg Mason ClearBridge Fundamental All Cap Value Fund	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

In a continuation from the second calendar quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during the six months ended March 31, 2010.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during four of the six months of the reporting period. There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratevi in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary

IV	Legg Mason ClearBridge Fundamental All Cap Value Fund

Investment commentary (cont’d)

loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Equity market review

After rising during each of the six months that preceded the reporting period, the Index declined during two of the six months covered by this report. However, U.S. equities generated solid results for the six months ended March 31, 2010 as a whole, with the Index returning 11.75%.

The reporting period began with a minor setback as the Index declined 1.86% in October 2009. Stock prices fell during the month given concerns over the sustainability of the economic recovery. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s ascent was the result of renewed optimism regarding the economy and better-than-expected corporate profits. Stock prices then fell 3.60% in January 2010 due to some mixed economic data, as well as concerns regarding whether Bernanke would be confirmed for a second term and potential new regulations and taxes levied on the banking industry. Stock prices then bounced back in February and March, with the Index rising 3.10% and 6.03%, respectively. Relief that Bernanke was confirmed, the Fed’s repeated statements that it would keep short-term interest rates low, and expectations for improving corporate profits buoyed the market toward the end of the reporting period.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii returning 15.10% for the six-month reporting period. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 13.07% and 12.11%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 12.89% and 11.51%, respectively.

Performance review

For the six months ended March 31, 2010, Class A shares of Legg Mason ClearBridge Fundamental All Cap Value Fund, excluding sales charges, returned 9.90%. The Fund’s unmanaged benchmark, the Russell 3000 Indexxii, returned 12.19% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 10.80% over the same time frame.

Performance Snapshot as of March 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Fundamental All Cap Value Fund:
Class A	9.90%
Class B	9.35%
Class C	9.56%
Class I	10.09%
Class IS	10.23%
Russell 3000 Index	12.19%
Lipper Large-Cap Core Funds Category Average	10.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 966 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Fundamental All Cap Value Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 28, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class I and Class IS shares were 1.40%, 2.42%, 1.98%, 1.10% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment Breakdown (%) As a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and September 30, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2009 and held for the six months ended March 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	9.90%	$1,000.00	$1,099.00	1.30%	$6.80
Class B	9.35	1,000.00	1,093.50	2.30	12.00
Class C	9.56	1,000.00	1,095.60	1.94	10.14
Class I	10.09	1,000.00	1,100.90	0.99	5.19
Class IS	10.23	1,000.00	1,102.30	0.77	4.04

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.45	1.30%	$6.54
Class B	5.00	1,000.00	1,013.46	2.30	11.55
Class C	5.00	1,000.00	1,015.26	1.94	9.75
Class I	5.00	1,000.00	1,020.00	0.99	4.99
Class IS	5.00	1,000.00	1,021.09	0.77	3.88

[1]	For the six months ended March 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2010

Legg Mason ClearBridge Fundamental All Cap Value Fund

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 9.1%
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	642,390	$24,976,123
Marriott International Inc., Class A Shares	247,277	7,794,171
Total Hotels, Restaurants & Leisure		32,770,294
Leisure Equipment & Products — 0.8%
Mattel Inc.	844,680	19,208,023
Media — 3.0%
Walt Disney Co.	1,960,680	68,447,339
Specialty Retail — 3.9%
Gap Inc.	1,294,607	29,918,368
Home Depot Inc.	1,909,940	61,786,559
Total Specialty Retail		91,704,927
Total Consumer Discretionary		212,130,583
Consumer Staples — 5.6%
Food & Staples Retailing — 3.2%
Safeway Inc.	2,983,170	74,161,606
Food Products — 2.4%
Unilever PLC	979,950	28,774,866
Unilever PLC, ADR	960,180	28,114,071
Total Food Products		56,888,937
Total Consumer Staples		131,050,543
Energy — 14.7%
Energy Equipment & Services — 6.8%
Baker Hughes Inc.	824,790	38,633,164
Halliburton Co.	1,510,820	45,521,006
Schlumberger Ltd.	686,860	43,588,136
Weatherford International Ltd.	1,875,340	29,742,892	*
Total Energy Equipment & Services		157,485,198
Oil, Gas & Consumable Fuels — 7.9%
Anadarko Petroleum Corp.	698,550	50,875,397
ConocoPhillips	771,330	39,468,956
Devon Energy Corp.	647,910	41,744,841
Hess Corp.	744,820	46,588,491
Murphy Oil Corp.	91,580	5,145,880
Total Oil, Gas & Consumable Fuels		183,823,565
Total Energy		341,308,763
Financials — 19.1%
Capital Markets — 5.7%
Franklin Resources Inc.	294,110	32,616,799
Morgan Stanley	1,589,040	46,542,981
State Street Corp.	1,175,555	53,064,553
Teton Advisors Inc., Class A Shares	2,212	25,438	*
Total Capital Markets		132,249,771

See Notes to Financial Statements.

4	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason ClearBridge Fundamental All Cap Value Fund

Security	Shares	Value
Commercial Banks — 1.6%
KeyCorp	3,011,170	$23,336,568
Mitsubishi UFJ Financial Group Inc.	2,497,300	13,088,854
Total Commercial Banks		36,425,422
Diversified Financial Services — 6.3%
Bank of America Corp.	4,019,270	71,743,970
JPMorgan Chase & Co.	1,710,200	76,531,450
Total Diversified Financial Services		148,275,420
Insurance — 2.9%
Allied World Assurance Holdings Ltd.	440,020	19,734,897
Chubb Corp.	946,140	49,057,359
Total Insurance		68,792,256
Real Estate Investment Trusts (REITs) — 0.9%
LaSalle Hotel Properties	472,010	10,997,833
Pebblebrook Hotel Trust	455,860	9,586,736	*
Total Real Estate Investment Trusts		20,584,569
Real Estate Management & Development — 1.7%
Jones Lang LaSalle Inc.	545,500	39,761,495
Total Financials		446,088,933
Health Care — 8.5%
Life Sciences Tools & Services — 0.5%
Enzo Biochem Inc.	1,869,326	11,253,343	*
Pharmaceuticals — 8.0%
GlaxoSmithKline PLC, ADR	556,710	21,444,469
Johnson & Johnson	735,440	47,950,688
Merck & Co. Inc.	1,641,060	61,293,591
Novartis AG, ADR	1,024,380	55,418,958
Total Pharmaceuticals		186,107,706
Total Health Care		197,361,049
Industrials — 14.7%
Aerospace & Defense — 5.4%
Boeing Co.	522,610	37,946,712
Honeywell International Inc.	907,720	41,092,484
Northrop Grumman Corp.	726,340	47,626,114
Total Aerospace & Defense		126,665,310
Construction & Engineering — 1.7%
Fluor Corp.	429,300	19,966,743
Jacobs Engineering Group Inc.	179,540	8,113,413	*
Tutor Perini Corp.	507,440	11,036,820	*
Total Construction & Engineering		39,116,976
Industrial Conglomerates — 2.5%
McDermott International Inc.	2,177,230	58,611,031	*
Machinery — 4.8%
AGCO Corp.	332,670	11,932,873	*
Deere & Co.	791,550	47,065,563
Dover Corp.	582,280	27,221,590
Parker Hannifin Corp.	404,100	26,161,434
Total Machinery		112,381,460

See Notes to Financial Statements.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	5

Legg Mason ClearBridge Fundamental All Cap Value Fund

Security	Shares	Value
Professional Services — 0.3%
Robert Half International Inc.	220,370	$6,705,859
Total Industrials		343,480,636
Information Technology — 19.1%
Communications Equipment — 4.8%
Cisco Systems Inc.	2,482,850	64,628,585	*
Telefonaktiebolaget LM Ericsson, ADR	4,484,330	46,771,562
Total Communications Equipment		111,400,147
Internet Software & Services — 2.8%
eBay Inc.	2,427,940	65,432,983	*
Semiconductors & Semiconductor Equipment — 7.5%
Applied Materials Inc.	4,263,590	57,473,193
Samsung Electronics Co., Ltd., GDR	162,800	59,829,000	(a)
Texas Instruments Inc.	2,329,580	57,004,823
Total Semiconductors & Semiconductor Equipment		174,307,016
Software — 4.0%
Citrix Systems Inc.	411,160	19,517,765	*
Lawson Software Inc.	2,058,880	13,609,197	*
Microsoft Corp.	2,064,960	60,441,379
Total Software		93,568,341
Total Information Technology		444,708,487
Materials — 5.1%
Metals & Mining — 4.1%
BHP Billiton Ltd., ADR	297,370	23,884,759
Nucor Corp.	489,990	22,235,746
United States Steel Corp.	762,610	48,440,987
Total Metals & Mining		94,561,492
Paper & Forest Products — 1.0%
Weyerhaeuser Co.	539,650	24,429,955
Total Materials		118,991,447
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 1.3%
AT&T Inc.	1,115,550	28,825,812
Wireless Telecommunication Services — 2.0%
Vodafone Group PLC, ADR	2,027,202	47,213,535
Total Telecommunication Services		76,039,347
Total Investments — 99.2% (Cost — $1,917,063,926#)		2,311,159,788
Other Assets in Excess of Liabilities — 0.8%		19,516,636
Total Net Assets — 100.0%		$2,330,676,424

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

6	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2010

Assets:
Investments, at value (Cost — $1,917,063,926)	$2,311,159,788
Receivable for securities sold	22,852,269
Receivable for Fund shares sold	6,742,065
Dividends receivable	4,489,939
Prepaid expenses	60,878
Total Assets	2,345,304,939

Liabilities:
Payable for Fund shares repurchased	9,869,040
Investment management fee payable	1,424,548
Distribution fees payable	919,930
Trustees’ fees payable	485,579
Due to custodian	168,960
Accrued expenses	1,760,458
Total Liabilities	14,628,515
Total Net Assets	$2,330,676,424

Net assets:
Par value (Note 7)	$1,879
Paid-in capital in excess of par value	2,012,935,955
Undistributed net investment income	1,121,385
Accumulated net realized loss on investments and foreign currency transactions	(77,477,200)
Net unrealized appreciation on investments and foreign currencies	394,094,405
Total Net Assets	$2,330,676,424

Shares Outstanding:
Class A	120,417,849
Class B	33,237,273
Class C	26,650,812
Class I	257,262
Class IS	7,332,238

Net Asset Value:
Class A (and redemption price)	$12.70
Class B*	$11.69
Class C*	$11.75
Class I (and redemption price)	$13.12
Class IS (and redemption price)	$13.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.47

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended March 31, 2010

Investment Income:
Dividends	$21,306,331
Interest	32,555
Less: Foreign taxes withheld	(341,337)
Total Investment Income	20,997,549

Expenses:
Investment management fee (Note 2)	8,241,283
Distribution fees (Notes 2 and 5)	5,408,809
Transfer agent fees (Note 5)	3,489,625
Trustees’ fees	105,044
Shareholder reports	100,605
Registration fees	46,316
Legal fees	41,606
Insurance	26,616
Audit and tax	26,349
Custody fees	8,387
Miscellaneous expenses	7,431
Total Expenses	17,502,071
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(138)
Net Expenses	17,501,933
Net Investment Income	3,495,616

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	28,476,696
Foreign currency transactions	(16,930)
Net Realized Gain	28,459,766
Change in Net Unrealized Appreciation/Depreciation From:
Investments	181,765,852
Foreign currencies	(1,457)
Change in Net Unrealized Appreciation/Depreciation	181,764,395
Net Gain on Investments and Foreign Currency Transactions	210,224,161
Increase in Net Assets from Operations	$213,719,777

See Notes to Financial Statements.

8	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2010 (unaudited) and the Year Ended September 30, 2009	2010	2009

Operations:
Net investment income	$3,495,616	$14,863,377
Net realized gain (loss)	28,459,766	(91,555,975)
Change in net unrealized appreciation/depreciation	181,764,395	(147,473,687)
Increase (Decrease) in Net Assets From Operations	213,719,777	(224,166,285)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,000,025)	(32,000,216)
Decrease in Net Assets From Distributions to Shareholders	(11,000,025)	(32,000,216)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	116,014,570	233,419,570
Reinvestment of distributions	10,858,605	31,638,750
Cost of shares repurchased	(278,225,235)	(584,750,336)
Decrease in Net Assets From Fund Share Transactions	(151,352,060)	(319,692,016)
Increase (Decrease) in Net Assets	51,367,692	(575,858,517)

Net Assets:
Beginning of period	2,279,308,732	2,855,167,249
End of period*	$2,330,676,424	$2,279,308,732
* Includes undistributed net investment income of:	$1,121,385	$8,625,794

See Notes to Financial Statements.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$11.63	$12.39	$16.86	$15.85	$15.46	$13.91

Income (loss) from operations:
Net investment income	0.03	0.10	0.16	0.15	0.15	0.09
Net realized and unrealized gain (loss)	1.12	(0.69)	(3.57)	1.84	1.28	1.46
Total income (loss) from operations	1.15	(0.59)	(3.41)	1.99	1.43	1.55

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.14)	(0.16)	(0.07)	—
Net realized gains	—	—	(0.92)	(0.82)	(0.97)	—
Total distributions	(0.08)	(0.17)	(1.06)	(0.98)	(1.04)	—

Net asset value, end of period	$12.70	$11.63	$12.39	$16.86	$15.85	$15.46
Total return[4]	9.90%	(4.38)%	(21.45)%	12.86%	9.82%	11.14%

Net assets, end of period (millions)	$1,530	$1,436	$1,675	$2,476	$2,325	$2,269

Ratios to average net assets:
Gross expenses	1.30%[5]	1.39%	1.18%	1.13%[6]	1.11%	1.08%
Net expenses	1.30 [5]	1.39	1.18	1.12 [6,7]	1.11 [7]	1.06 [7]
Net investment income	0.56 [5]	1.00	1.09	0.88	1.00	0.63

Portfolio turnover rate	15%	37%	27%	17%	19%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$10.69	$11.42	$15.63	$14.76	$14.52	$13.16

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.00 [4]	0.03	0.00 [4]	0.02	(0.02)
Net realized and unrealized gain (loss)	1.03	(0.64)	(3.31)	1.72	1.19	1.38
Total income (loss) from operations	1.00	(0.64)	(3.28)	1.72	1.21	1.36

Less distributions from:
Net investment income	—	(0.09)	(0.01)	(0.03)	—	—
Net realized gains	—	—	(0.92)	(0.82)	(0.97)	—
Total distributions	—	(0.09)	(0.93)	(0.85)	(0.97)	—

Net asset value, end of period	$11.69	$10.69	$11.42	$15.63	$14.76	$14.52
Total return[5]	9.35%	(5.35)%	(22.17)%	11.92%	8.84%	10.33%

Net assets, end of period (millions)	$389	$426	$639	$1,068	$1,148	$1,262

Ratios to average net assets:
Gross expenses	2.30%[6]	2.41%	2.06%	1.98%[7]	1.95%	1.88%
Net expenses	2.30 [6]	2.41	2.06	1.98 [7,8]	1.95 [8]	1.85 [8]
Net investment income (loss)	(0.46) [6]	0.01	0.21	0.02	0.15	(0.16)

Portfolio turnover rate	15%	37%	27%	17%	19%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$10.74	$11.45	$15.67	$14.79	$14.52	$13.16

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.04	0.06	0.03	0.05	(0.02)
Net realized and unrealized gain (loss)	1.04	(0.64)	(3.31)	1.73	1.19	1.38
Total income (loss) from operations	1.03	(0.60)	(3.25)	1.76	1.24	1.36

Less distributions from:
Net investment income	(0.02)	(0.11)	(0.05)	(0.06)	—	—
Net realized gains	—	—	(0.92)	(0.82)	(0.97)	—
Total distributions	(0.02)	(0.11)	(0.97)	(0.88)	(0.97)	—

Net asset value, end of period	$11.75	$10.74	$11.45	$15.67	$14.79	$14.52
Total return[4]	9.56%	(4.93)%	(22.00)%	12.16%	9.06%	10.33%

Net assets, end of period (millions)	$313	$322	$428	$725	$761	$870

Ratios to average net assets:
Gross expenses	1.94%[5]	1.96%	1.83%	1.78%[6]	1.79%	1.85%
Net expenses	1.94 [5]	1.96	1.83	1.78 [6,7]	1.75 [7]	1.83 [7]
Net investment income (loss)	(0.10) [5]	0.45	0.43	0.22	0.34	(0.13)

Portfolio turnover rate	15%	37%	27%	17%	19%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.76%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$12.04	$12.80	$17.38	$16.30	$15.87	$14.22

Income (loss) from operations:
Net investment income	0.05	0.19	0.24	0.23	0.23	0.16
Net realized and unrealized gain (loss)	1.16	(0.73)	(3.68)	1.90	1.30	1.49
Total income (loss) from operations	1.21	(0.54)	(3.44)	2.13	1.53	1.65

Less distributions from:
Net investment income	(0.13)	(0.22)	(0.22)	(0.23)	(0.13)	—
Net realized gains	—	—	(0.92)	(0.82)	(0.97)	—
Total distributions	(0.13)	(0.22)	(1.14)	(1.05)	(1.10)	—

Net asset value, end of period	$13.12	$12.04	$12.80	$17.38	$16.30	$15.87
Total return[4]	10.09%	(3.72)%	(21.07)%	13.42%	10.27%	11.60%

Net assets, end of period (millions)	$3	$2	$15	$130	$185	$159

Ratios to average net assets:
Gross expenses	1.00%[5]	0.83%	0.69%	0.67%[6]	0.67%	0.66%
Net expenses	0.99 [5,7,8]	0.82 [7,8]	0.69	0.67 [6,8]	0.67 [8]	0.64 [8]
Net investment income	0.85 [5]	1.87	1.60	1.35	1.46	1.05

Portfolio turnover rate	15%	37%	27%	17%	19%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.66%.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2010[2]	2009	2008[3]

Net asset value, beginning of period	$12.03	$12.80	$13.61

Income (loss) from operations:
Net investment income	0.07	0.16	0.03
Net realized and unrealized gain (loss)	1.15	(0.72)	(0.84)
Total income (loss) from operations	1.22	(0.56)	(0.81)

Less distributions from:
Net investment income	(0.15)	(0.21)	—
Total distributions	(0.15)	(0.21)	—

Net asset value, end of period	$13.10	$12.03	$12.80
Total return[4]	10.23%	(3.88)%	(5.95)%

Net assets, end of period (millions)	$96	$93	$98

Ratios to average net assets:
Gross expenses	0.77%[5]	0.80%	0.72%[5]
Net expenses	0.77 [5,6]	0.80 [6]	0.72 [5]
Net investment income	1.09 [5]	1.58	1.48 [5]

Portfolio Turnover Rate	15%	37%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	For the period August 4, 2008 (inception date) to September 30, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the total annual operating expenses for Class IS shares will not exceed those of Class I shares.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,311,159,788	—	—	$2,311,159,788

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	15

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

16	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%. In addition, total annual operating expenses for Class IS shares will not exceed those of Class I shares. These expense limitations cannot be terminated prior to December 31, 2011, without the Board of Trustees consent.

During the six months ended March 31, 2010, LMPFA waived and/or reimbursed the Fund for expenses amounting to $138.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	17

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2010, LMIS and its affiliates received sales charges of approximately $171,000 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$231,000	$7,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had accrued $327,849 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$336,519,010
Sales	379,205,626

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$451,796,621
Gross unrealized depreciation	(57,700,759)
Net unrealized appreciation	$394,095,862

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

18	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,816,228	$2,088,187
Class B	2,026,187	1,103,672
Class C	1,566,394	291,954
Class I	—	2,797
Class IS	—	3,015
Total	$5,408,809	$3,489,625

For the six months ended March 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$138
Class IS	—
Total	$138

6. Distributions to shareholders by class

	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Net Investment Income:
Class A	$9,362,917	$21,619,249
Class B	—	4,840,757
Class C	440,004	3,912,303
Class I	23,799	43,230
Class IS	1,173,305	1,584,677
Total	$11,000,025	$32,000,216

7. Shares of beneficial interest

At March 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	7,504,535	$89,622,251	17,289,060	$163,073,231
Shares issued on reinvestment	766,836	9,232,697	2,394,854	21,386,053
Shares repurchased	(11,347,864)	(136,032,690)	(31,355,740)	(291,854,107)
Net decrease	(3,076,493)	$(37,177,742)	(11,671,826)	$(107,394,823)

Class B
Shares sold	1,161,606	$12,787,038	3,712,299	$32,051,930
Shares issued on reinvestment	—	—	578,802	4,786,692
Shares repurchased	(7,813,029)	(85,882,962)	(20,346,916)	(175,746,054)
Net decrease	(6,651,423)	$(73,095,924)	(16,055,815)	$(138,907,432)

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	19

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class C
Shares sold	875,560	$9,646,962	2,794,889	$24,302,029
Shares issued on reinvestment	38,438	428,968	463,539	3,838,099
Shares repurchased	(4,203,754)	(46,508,633)	(10,708,401)	(91,896,995)
Net decrease	(3,289,756)	$(36,432,703)	(7,449,973)	$(63,756,867)

Class I
Shares sold	101,485	$1,301,532	358,671	$3,569,967
Shares issued on reinvestment	1,901	23,635	4,694	43,229
Shares repurchased	(33,264)	(410,805)	(1,362,893)	(13,020,798)
Net increase (decrease)	70,122	$914,362	(999,528)	$(9,407,602)

Class IS
Shares sold	214,039	$2,656,787	1,172,308	$10,422,413
Shares issued on reinvestment	94,621	1,173,305	172,247	1,584,677
Shares repurchased	(748,145)	(9,390,145)	(1,257,019)	(12,232,382)
Net increase (decrease)	(439,485)	$(5,560,053)	87,536	$(225,292)

8. Capital loss carryforward

As of September 30, 2009, the Fund had a net capital loss carryforward of approximately $49,384,918, all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the

20	Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of profits to Citigroup, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The disbursements are expected to be received by the Custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

Legg Mason ClearBridge Fundamental All Cap Value Fund 2010 Semi-Annual Report	21

Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

22	Legg Mason ClearBridge Fundamental All Cap Value Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

Legg Mason ClearBridge Fundamental All Cap Value Fund	23

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved significantly compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the portfolio managers are very experienced with an impressive long-term track record, and that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for periods ended September 30, 2009. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

24	Legg Mason ClearBridge Fundamental All Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 17 retail front-end load large-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Legg Mason ClearBridge Fundamental All Cap Value Fund	25

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason ClearBridge

Fundamental All Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Fundamental All Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason ClearBridge Fundamental All Cap Value Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason ClearBridge Fundamental All Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01118 5/10 SR10-1077

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: May 28, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: May 28, 2010